EXHIBIT 24


                         FIRST UNION CORPORATION
                            POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, including any and all amendments to such Registration Statement, relating to the deferred compensation obligations issuable under the First Union Elective Deferral Plan.



Signature                             Title


/s/ Edward E. Crutchfield         Chairman, Chief Executive Officer and
    Edward E. Crutchfield         Director

/s/ Robert T. Atwood              Executive Vice President and
    Robert T. Atwood              Chief Financial Officer

/s/ James H. Hatch                Senior Vice President and
    James H. Hatch                Corporate Controller (Principal
                                  Accounting Officer)

/s/ G. Alex Bernhardt             Director
    G. Alex Bernhardt

/s/ W. Waldo Bradley              Director
    W. Waldo Bradley

/s/ Robert J. Brown               Director
    Robert J. Brown

/s/ Robert D. Davis               Director
    Robert D. Davis

/s/ R. Stuart Dickson             Director
    R. Stuart Dickson

/s/ B. F. Dolan                   Director
    B. F. Dolan

/s/ Roddey Dowd, Sr.              Director
    Roddey Dowd, Sr.

/s/ John R. Georgius              Director
    John R. Georgius


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Signature                             Title

/s/ William N. Goodwin, Jr.       Director
    William N. Goodwin, Jr.

/s/ Brenton S. Halsey             Director
    Brenton S. Halsey

/s/ Howard H. Haworth             Director
    Howard H. Haworth

/s/ Torrence E. Hemby, Jr.        Director
    Torrence E. Hemby, Jr.

/s/ Leonard G. Herring            Director
    Leonard G. Herring

/s/ Jack A. Laughery              Director
    Jack A. Laughery

/s/ Max Lennon                    Director
    Max Lennon

                                  Director
    Radford D. Lovett

/s/ Henry D. Perry, Jr.           Director
    Henry D. Perry, Jr.

/s/ Randolph N. Reynolds          Director
    Randolph N. Reynolds

/s/ Ruth G. Shaw                  Director
    Ruth G. Shaw

/s/ Lanty L. Smith                Director
    Lanty L. Smith

/s/ Dewey L. Trogdon              Director
    Dewey L. Trogdon

/s/ John D. Uible                 Director
    John D. Uible

/s/ B. J. Walker                  Director
    B. J. Walker

Signature                             Title

/s/ Kenneth G. Younger            Director
    Kenneth G. Younger




June 20, 1995
Charlotte, North Carolina